SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 7, 1996
                        (Date of earliest event reported)



                                 FIRSTMARK CORP.
             (Exact Name of Registrant as Specified in its Charter)



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

                 Maine                                    0-20806                                  01-0389195
     (State or Other Jurisdiction                (Commission File Number)                        (IRS Employer
           of Incorporation)                                                                  Identification No.)
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      222 Kennedy Memorial Drive,                            04901
          Waterville, Maine                                (Zip Code)
(Address of Principal Executive Offices)


               Registrant's telephone number, including area code:
                                 (207) 873-6362





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         Firstmark Corp. (the "Registrant") hereby amends in its entirety the following item of the Registrant's Current Report on Form 8-K dated June 7, 1996 and filed with the Securities and Exchange Commission (the "Commission") on June 12, 1996, as amended by Amendment No. 1 to the Current Report on Form 8-K/A dated June 7, 1996 and filed with the Commission on August 22, 1996:


Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  See Exhibit 99.2 attached hereto.

         (b)      Pro Forma Financial Information.

                  See Exhibit 99.3 attached hereto.

         (c)      Exhibits.

Exhibit No.                Description

2* Agreement and Plan of Reorganization between Southern Capital Corp., Southern Capital Acquisition Corp. and Firstmark Corp. dated April 30, 1996.

23.1*          Consent of Deloitte & Touche LLP.

99.1*          Press Release dated June 10, 1996.

99.2*          Financial Statements of Southern Capital Corp.

99.3           Pro Forma Financial Information.

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*Filed Previously


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRSTMARK CORP.
                                             (Registrant)

Date: September 27, 1996                     By /s/ James F. Vigue
                                                --------------------
                                                    James F. Vigue
                                                    President and Chief
                                                    Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.              Description

99.3                     Pro Forma Financial Information.